Rule 497(e)

Registration Nos. 333-168727 and 811-22452

FIRST TRUST SERIES FUND
(the “Trust”)

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2017

DATED JANUARY 4, 2018

Notwithstanding anything to the contrary in the Fund’s Prospectus and Statement of Additional Information, effective January 1, 2018, Danielle Salters is no longer a portfolio manager for the Fund. Scott T. Fleming and Robert Wolf will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE